UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

ZAIS GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2016, ZAIS Group Holdings, Inc. (the “Company”) issued an earnings release (the “Earnings Release”) announcing its financial results for the quarter ended September 30, 2016. A copy of the Earnings Release is attached as Exhibit 99.1 hereto and incorporated herein by reference. Additionally, on November 4, 2016, the Company made available on its website, www.ZAISGroupHoldings.com, supplemental investor information relating to the Company’s assets under management.

The information pertaining to Item 2.02 in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information pertaining to Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement, filings or other document under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2016, Donna J. Blank tendered her resignation as the Company’s Chief Financial Officer, effective November 30, 2016.

On November 3, 2016, the Company’s Board of Directors elected Nisha Motani, the Company’s Chief Accounting Officer, to serve as the Company’s Acting Chief Financial Officer, effective on December 1, 2016. Ms. Motani will continue to serve as the Company’s Chief Accounting Officer and will also serve as the Acting Chief Financial Officer of the Company’s operating subsidiary, ZAIS Group, LLC (“ZAIS Group”).

Ms. Motani, age 44, also serves as the Director of Fund Reporting for ZAIS Group, and is responsible for overseeing annual audits, monthly net asset value reporting, quarterly and annual financial statement reporting, and informational requests from investors for all ZAIS Group-managed entities. Ms. Motani is also responsible for setting internal accounting policies and procedures, researching accounting issues, and serving as a direct liaison to the auditors and tax preparers for ZAIS Group-managed entities. Prior to its merger on October 31, 2016 with a subsidiary of Sutherland Asset Management Corporation, Ms. Motani served as the Chief Accounting Officer of ZAIS Financial Corp., a publicly traded mortgage real estate investment trust that was externally managed by a subsidiary of ZAIS Group.  Prior to joining ZAIS Group in October 2003, Ms. Motani worked as a senior manager in the Financial Services audit practice of Deloitte & Touche where she specialized in investment management. She is a CPA with a B.S. in Accounting from Rutgers School of Business.

Ms. Motani will receive annual base compensation of $300,000 and will receive guaranteed incentive compensation, for the year ended December 31, 2016 of $125,000, payable on or prior to March 15, 2017, subject to her continued employment through that date.

The Company has agreed to provide Ms. Blank with a payment of $500,000 upon the execution of customary documentation formalizing her departure.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Earnings Release, dated November 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

	By:	/s/ Donna Blank
Donna Blank
Chief Financial Officer
Date: November 4, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release, dated November 4, 2016